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                                                                   EXHIBIT 10.33

                               SECURITY AGREEMENT

THIS AGREEMENT is made as of July 19, 2005

TO:           BELL CANADA
              (the "LENDER")
              Address: 483 Bay Street
                       Toronto, Ontario
                       M5G 2C9

GRANTED BY:   CLEARWIRE CORPORATION
              (the "BORROWER")
              having its principal office or place of business at:
              Address: 5808 Lake Washington Blvd. NE, Suite 300,
                       Kirkland, WA 98033

                                    ARTICLE 1
                                   DEFINITIONS

1.1   DEFINED TERMS

Unless the context otherwise requires or unless otherwise specified, all the terms used in this Agreement without initial capitals which are defined in the Personal Property Security Act (Ontario) (the "PPSA"), have the same meanings in this Agreement as in the PPSA.

1.2   DEFINITIONS

Wherever used in this Agreement, the following words and terms have the meanings set out below:

      "AFFILIATE" means any Person, however organized, that, directly or indirectly, Controls, is Controlled by or is under common Control with the applicable Party. For purposes of this Agreement, "CONTROL," and variations of "Control" means: (a) ownership of a majority of the voting power of those classes of voting stock entitled to vote in the election of directors, whether as a result of equity ownership interests, voting agreements or otherwise; or (b) ownership of a majority of the beneficial interests in income and capital of an entity other than a corporation.

      "BUSINESS DAY" means any day, other than a Saturday or Sunday, on which commercial banks in Seattle, Washington and Montreal, Quebec are open for business during normal banking hours.

      "CONTRACTS" means any contracts, agreements, indentures, licences, commitments, entitlements, engagements or other arrangements, whether written or unwritten, to which the Borrower is now or subsequently a party or has a benefit, right, or in which the Borrower now or subsequently has an interest.
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                                      -2-

      "CREDIT AGREEMENT" means the credit agreement between the Borrower and the Lender dated as of July 19, 2005, as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "EQUIPMENT" means all goods in which the Borrower now or subsequently has an interest other than Inventory or consumer goods and any part of such Inventory or consumer goods, including, without limitation, all tools, apparatus, fixtures, plant, machinery and furniture.

      "EVENT OF DEFAULT" has the meaning ascribed thereto in the Credit
      Agreement.

      "INVENTORY" means all inventory (as defined in the PPSA), including without limitation, raw materials, works-in-progress, finished goods and by-products, spare parts, operating supplies, packing, shipping and packaging materials of or relating to the business of the Borrower.

      "LIENS" means mortgages, pledges, liens, hypothecs, charges, security agreements or other encumbrances or other arrangements that in substance secure payment or performance of an obligation, statutory and other non-consensual liens or encumbrances and includes lease, title retention agreements, restrictions, development or similar agreements, rights-of-way, title defect, adverse claims or interests, trusts or deemed trusts, options to acquire or the interests of a vendor or lessor under any conditional sale agreement or capital lease, and "Lien" means any one of such Liens.

      "OBLIGATIONS" has the meaning specified in Section 2.1.

      "PERMITTED LIENS" has the meaning ascribed to such term in the Credit Agreement.

      "PERSON" means any individual, entity or organization, and includes an individual, a corporation, a partnership, a trust, an unincorporated organization or association, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

      "PLACES OF BUSINESS" means the Borrower's places of business specified in
      Section 3.1(g), and "PLACE OF BUSINESS" means any one of them.

      "PMSI COLLATERAL" has the meaning specified in Section 2.1.

      "PROCEEDS" means all proceeds and personal property in any form derived directly or indirectly from any dealing with all or any part of the Secured Property and any insurance or payment that indemnifies or compensates for such property lost, damaged or destroyed, and proceeds of proceeds and any part of any such proceeds but shall not include any customer accounts receivable of the Borrower generated in the ordinary course of the Borrower's business.

      "SECURED PROPERTY" means all of the PMSI Collateral and the property charged hereunder pursuant to the terms of Section 2.1.

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                                      -3-

    "SECURITY INTEREST" means the security interest granted under Section 2.1.

1.3 CERTAIN RULES OF INTERPRETATION

In this Agreement:

      (a) GOVERNING LAW - This Agreement is a contract made under and shall be governed by and construed in accordance with the law of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario.

      (b) HEADINGS - Headings of Articles and Sections are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      (c) INCLUDING - Where the word "including" or "includes" is used in this Agreement, it means "including (or includes) without limitation."

      (d) NO STRICT CONSTRUCTION- The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

      (e) NUMBER AND GENDER - Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

      (f) SEVERABILITY - If, in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other parties or circumstances.

      (g) STATUTORY REFERENCES - A reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, supplements, supersedes or succeeds any such statute or any such regulation.

      (h) TIME - Time is of the essence in the performance of the parties' respective obligations.

      (i) REFERENCES TO AGREEMENTS - The term "this Agreement" refers to this agreement including all schedules, amendments, supplements, extensions, renewals, replacements, novations or restatements from time to time, in each case as permitted, and references to "Articles" or "Sections" means the specified Articles or Sections of this Agreement.

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                                      -4-

      (j) PARAMOUNTCY - If there is a conflict, inconsistency, ambiguity or difference between any provision of this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall prevail, and such provision of this Agreement be amended to the extent only to eliminate any such conflict, inconsistency, ambiguity or difference. Any right or remedy in this Agreement which may be in addition to the rights and remedies contained in the Credit Agreement shall not constitute a conflict, inconsistency, ambiguity or difference.

1.4 ENTIRE AGREEMENT

This Agreement and the Credit Agreement and the other documents required to be delivered pursuant to this Agreement or the Credit Agreement, constitute the entire agreement between the parties and set out all the covenants, promises, warranties, representations, conditions, understandings and agreements between the parties pertaining to the subject matter of this Agreement and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no covenants, promises, warranties, representations, conditions, understandings or other agreements, oral or written, express, implied or collateral between the parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and the Credit Agreement and any document required to be delivered pursuant to this Agreement.

                                    ARTICLE 2
                               SECURITY INTERESTS

2.1 SECURITY INTEREST

As continuing security for the payment of all money now or hereafter owing to the Lender, pursuant to the provisions of the Credit Agreement (hereinafter, collectively, the "OBLIGATIONS") the Borrower hereby grants to the Lender a continuing specific and fixed purchase money security interest in (a) all tangible personal property, including without limitation, Equipment and Inventory, for which the giving of value by the Lender shall enable the Borrower to acquire rights in such tangible personal property and including all accretions, substitutions, replacements, additions and accessions thereto and all proceeds thereof (all of the foregoing hereinafter, collectively, the "PMSI COLLATERAL"), (b) such other tangible personal property, including all accretions, substitutions, replacements, additions and accessions thereto and all proceeds thereof, now or hereafter purchased or leased by the Borrower but only to the extent, in the case of both (a) and (b), that such tangible personal property is located from time to time on a premise in Canada owned or controlled by the Lender or any of the Lender's Affiliates, and (c) any licenses, permits and consents, including any software licenses, of the Borrower that directly relate to the operation of the assets described in (a) and (b) (which, for the avoidance of doubt, shall not include any spectrum licenses of the Borrower).

2.2 FIXED NATURE OF SECURITY INTERESTS

The Security Interest is intended to operate as a fixed and specific charge of all of the Secured Property presently existing, and with respect to all future Secured Property, to operate as a fixed and specific charge of such future Secured Property.

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                                       -5-

2.3 ATTACHMENT

The Borrower acknowledges that value has been given. The Security Interest is intended to attach, as to all of the Secured Property, upon the execution by the Borrower of this Agreement.

2.4 LEASES

The last day of any term reserved by any lease, written or unwritten, or any agreement to lease, now held or subsequently acquired by the Borrower is excepted out of the Security Interests. As further security for the payment of the Obligations, the Borrower agrees that it will stand possessed of the reversion of such last day of the term and shall hold it in trust for the Lender for the purpose of this Agreement. The Borrower shall assign and dispose of the same in such manner as the Lender may from time to time direct in writing without cost or expense to the Lender. Upon any sale, assignment, sublease or other disposition of such lease or agreement to lease, the Lender shall, for the purpose of vesting the residue of any such term in any purchaser, sublessee or such other acquiror of the lease, agreement to lease or any interest in any of them, be entitled by deed or other written instrument to assign to such other person, the residue of any such term in place of the Borrower and to vest the residue freed and discharged from any obligation whatsoever respecting the same.

2.5 CONSENT

Nothing in this Agreement shall constitute an assignment or attempted assignment of any contract or agreement which by its provisions or by law is not assignable or which requires the consent of a third party to its assignment unless such consent has been obtained. In each such case, the Borrower shall, unless the Lender otherwise agrees in writing, promptly, upon written request by the Lender, attempt to obtain the consent of any necessary third party to its assignment under this Agreement and to its further assignment by the Lender to any third party as a result of the exercise by the Lender of remedies after demand. Upon such consent being obtained or waived, this Agreement shall apply to the applicable contract or agreement without regard to this section and without the necessity of any further assurance to effect such assignment. Unless and until the consent to assignment is obtained as provided above, the Borrower shall, to the extent it may do so at law or pursuant to the provisions of the contract or interest in question hold all benefit to be derived from such contracts or agreements in trust for the Lender (including, without limitation, the Borrower's beneficial interest in any contract or agreement which may be held in trust for the Borrower by a third party), as additional security for payment of Obligations and shall deliver up all such benefit to the Lender, promptly upon demand by the Lender.

                                    ARTICLE 3
              BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender the matters set out below:

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                                       -6-

      (a) STATUS - The Borrower is a corporation, duly incorporated, and validly existing under the laws of the jurisdiction of its incorporation or formation.

      (b) AUTHORITY - The Borrower has all necessary corporate power, authority, and capacity (a) to own its assets; (b) to carry on business as presently conducted; and (c) to enter into and carry out its obligations under this Agreement and to grant the Security Interest.

      (c) OWNERSHIP OF SECURED PROPERTY FREE OF CHARGES - The Borrower is the owner of or has rights in the Secured Property free and clear of all Liens whatsoever other than the Permitted Liens.

      (d) NON-CONFLICT - Neither the execution nor the performance of this Agreement requires the approval of any regulatory agency having jurisdiction over the Borrower nor is this Agreement in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of the Borrower or of the provisions of any agreement to which the Borrower is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Borrower or any of its property may be subject.

      (e) ENFORCEABILITY - This Agreement constitutes a valid and legally binding obligation of the Borrower enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

      (f) NO OTHER CORPORATE NAMES OR STYLES - The Borrower does not carry on business under or use any name or style other than the name(s) specified in this Agreement including, without limitation, any names in the French language.

      (g) CHIEF EXECUTIVE OFFICE - Borrower's chief executive office is located at:

                         5808 Lake Washington Blvd. NE
                         Suite 300
                         Kirkland, WA 98033

      (h) RELIANCE AND SURVIVAL - All representations and warranties of the Borrower made in this Agreement or in any certificate or other document delivered by or on behalf of the Borrower to or for the benefit of the Lender are material, shall survive and shall not merge upon the execution and delivery of this Agreement and shall continue in full force and effect. The Lender shall be deemed to have relied upon such representations and warranties notwithstanding any investigation made by or on behalf of the Lender at any time.

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                                      -7-

3.2 COVENANTS

Unless compliance with the following covenants is waived by the Lender in writing or unless non-compliance with any such covenants is otherwise consented to by the Lender in writing, the Borrower covenants and agrees that:

      (a) EXISTENCE - It shall: (i) maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation or formation; (ii) continue to conduct its business substantially as now conducted; (iii) do, or cause to be done, all things necessary to keep in full force and effect all permits and all properties, rights, franchises, licenses and qualifications to carry on its business in all jurisdictions where such business is currently being carried on;

      (b) CONDUCT OF BUSINESS - It shall from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements to the Secured Property as may be properly advantageous to its business at all times;

      (c) NOTIFICATION TO LENDER -The Borrower shall promptly notify the Lender of:

            (i) CLAIMS AND LIENS - any claim or Lien made or asserted against any of the Secured Property; and

            (ii) PROCEEDINGS - any suit, action or proceeding affecting any of the Secured Property or which could affect the Borrower;

            and the Borrower shall, at its own expense, defend the Secured Property against any and all such claims, liens, charges, security interests or other encumbrances and against any and all such suits, actions or proceedings;

      (d) ENCUMBRANCES - The Borrower shall not create, incur, assume, permit or suffer to exist any Lien, on or with respect to any of the Secured Property, except for Permitted Liens;

      (e) PAYMENT OF OBLIGATIONS - It shall pay and discharge or cause to be paid and discharged promptly all rents, charges, taxes, rates, levies, assessments, fees and duties payable by it before any of them shall become past due which relate to any of the Secured Property;

      (f) MAINTENANCE OF SECURED PROPERTY AND BOOKS - The Borrower shall at all times keep accurate and complete records of the Secured Property as well as proper books of account for its business all in accordance with generally accepted accounting principles, consistently applied;

      (g) RISK AND INSURANCE - The Borrower bears the sole risk of any loss, damage, destruction or confiscation of or to the Secured Property. The Borrower shall maintain insurance on all of the Secured Property with financially sound and reputable insurers including, without limitation, all-risk property insurance and with such coverage and against such loss or damage to the full insurable value of

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                                       -8-

            such property with the Lender as a named insured and with loss payable to the Lender as its interest may appear. The Borrower shall also obtain such other insurance coverage as the Lender may reasonably require from time to time. All such policies of insurance shall provide that such insurance coverage shall not be changed or cancelled except on thirty (30) days' notice to the Lender. If the Borrower fails to so insure, the Lender may insure the Secured Property and the premiums for such insurance shall be added to the balance of the Obligations secured under this Agreement as they exist at the date of the payment of such premium by the Lender;

      (h) PROCEEDS IN TRUST - The Borrower shall and shall be deemed to hold all Proceeds in trust, separate and apart from other money, instruments or property, for the benefit of the Lender until all amounts owing by the Borrower to the Lender have been paid in full;

      (i) CHANGES AND OTHER NAMES - The Borrower shall not, unless the Borrower gives the Lender at least thirty (30) days' prior written notice, (i) change its name as it appears in official filings in the jurisdiction of its organization; (ii) change its chief executive office, principal place of business or domicile (within the meaning of the Civil Code of Quebec); (iii) change the locations at which Secured Property is held or stored, except for the addition of new locations in Canada that are owned or controlled by the Lender or any of the Lender's Affiliates; (iv) change the type of entity that it is; (v) change its jurisdiction of incorporation or organization; and

      (j) NO AFFECTING THE SECURITY - The Borrower shall not do, permit or suffer to be done anything to adversely affect the ranking or validity of the Security Interest.

                                    ARTICLE 4
                                  RIGHT TO DEAL

4.1 BORROWER'S RIGHTS BEFORE DEFAULT

Until the occurrence of an Event of Default and subject to the terms of this Agreement and the Credit Agreement, the Borrower is entitled to deal with the Secured Property in the ordinary course of business, provided that no such action shall be taken which would impair the effectiveness of the Security Interests created by this Agreement or the value of the Secured Property or which would be inconsistent with or violate the provisions of this Agreement, the Credit Agreement or any other written agreement between the Lender and the Borrower.

                                    ARTICLE 5
                                     DEFAULT

5.1 DEFAULT

The Borrower shall be in default under this Agreement upon the occurrence of an Event of Default.

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                                    ARTICLE 6
                                    REMEDIES

6.1 LENDER'S RIGHTS AND REMEDIES

If any Event of Default shall occur, all of the Obligations shall, at the Lender's option, become immediately due and payable and the Lender may, in its discretion, proceed to enforce payment and performance of the Obligations and to exercise any or all of the rights and remedies contained in this Agreement, or otherwise afforded by law, in equity or otherwise. The Lender shall have the right to enforce one or more remedies successively or concurrently in accordance with applicable law and the Lender expressly retains all rights and remedies not inconsistent with the provisions in this Agreement including all the rights it may have under the PPSA. Without limitation, the Lender may, upon the occurrence of any Event of Default and to the extent permitted by applicable law:

      (a) APPOINTMENT OF RECEIVER - Appoint by instrument in writing a receiver (which term shall include a receiver and manager or agent) of the Borrower and of all or any part of the Secured Property and remove or replace such receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a receiver. Any such receiver appointed by the Lender, with respect to responsibility for its acts, shall, to the extent permitted by applicable law, be deemed the agent of the Borrower and not of the Lender. Where the "LENDER" is referred to in this Article the reference includes, where the context permits, any receiver so appointed and the officers, employees, servants or agents of such receiver;

      (b) RETAIN THE COLLATERAL - Retain and administer the Secured Property in the Lender's sole and unfettered discretion, which discretion the Borrower acknowledges is commercially reasonable;

      (c) DISPOSE OF THE COLLATERAL - Dispose of any Secured Property by public auction, private tender or private contract with or without notice, advertising or any other formality, all of which are waived by the Borrower to the extent permitted by law. The Lender may, to the extent permitted by law, at its discretion, establish the terms of such disposition, including, without limitation, terms and conditions as to credit, upset, reserve bid or price. All payments made pursuant to such dispositions shall be credited against the Obligations only as they are actually received. The Lender may, to the extent permitted by law, enter into, rescind or vary any contract for the disposition of any Secured Property and may dispose of any Secured Property again without being answerable for any related loss. Any such disposition may take place whether or not the Lender has taken possession of the Secured Property;

      (d)   FORECLOSURE - Foreclose upon the Secured Property;

      (e) POWER OF ATTORNEY - Upon the occurrence, and during the continuance of, an Event of Default, the Borrower constitutes and appoints the Lender from time to
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                                      -10-

            time, or any receiver of the Borrower appointed as provided for in this Agreement, the true and lawful attorney of the Borrower irrevocably with full power of substitution to do, make and execute all such documents, acts, matters or things with the right to use the name of the Borrower whenever and wherever it may be deemed necessary or expedient in connection with the exercise of its rights and remedies set forth in this Agreement. Without limitation, the Lender or its agent is authorized to sign any financing statements and similar forms which may be necessary or desirable to perfect the Security Interest in any jurisdiction on behalf of the Borrower. The Borrower declares that the irrevocable power of attorney granted in this Agreement, being coupled with an interest, is given for valuable consideration;

      (f) PAYMENT OF ENCUMBRANCES - Pay any encumbrance, lien, claim or charge that may exist or be threatened against the Secured Property, and any amount so paid together with costs, charges and expenses incurred shall be added to the Obligations;

      (g) PAYMENT OF DEFICIENCY - If the proceeds of realization are insufficient to pay all monetary Obligations, the Borrower shall forthwith pay or cause to be paid to the Lender any deficiency and the Lender may sue the Borrower to collect the amount of such deficiency; and

      (h) DEALING WITH SECURED PROPERTY - Subject to applicable law, seize, collect, realize, borrow money on the security of, release to third parties, sell (by way of public or private sale), lease or otherwise deal with the Secured Property in such manner, upon such terms and conditions, at such time or times and place or places and for such consideration as may seem to the Lender advisable and without notice to the Borrower. The Lender may charge on its own behalf and pay to others sums for expenses incurred and for services rendered (expressly including without limitation, legal, consulting, broker, management, receivership and accounting fees) in or in connection with seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Secured Property and may add all such sums to the Obligations.

6.2   ALLOCATION OF PROCEEDS

All monies collected or received by the Lender in respect of the Secured Property may be held by the Lender and, if so held, may be applied on account of such parts of the Obligations at the sole discretion of the Lender.

6.3   WAIVERS AND EXTENSIONS

The Lender may waive default or any breach by the Borrower of any of the provisions contained in this Agreement. No waiver shall extend to a subsequent breach or default, whether or not the same as or similar to the breach or default waived and no act or omission of the Lender shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default of the

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                                      -11-

Borrower or the rights of the Lender resulting therefrom. Any such waiver must be in writing and signed by the Lender to be effective.

The Lender may also grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release the Secured Property to third parties and otherwise deal with the Borrower's guarantors or sureties and others and with the Secured Property and other securities as the Lender may see fit without prejudice to the liability of the Borrower to the Lender, or the Lender's rights, remedies and powers under this Agreement. No extension of time, forbearance, indulgence or other accommodation now, heretofore or hereafter given by the Lender to the Borrower shall operate as a waiver, alteration or amendment of the rights of the Lender or otherwise preclude the Lender from enforcing such rights.

6.4   REMEDIES CUMULATIVE AND WAIVERS

For greater certainty, it is expressly understood and agreed that the rights and remedies of the Lender under this Agreement are cumulative and are in addition to and not in substitution for any rights or remedies provided by law or equity; and any single or partial exercise by the Lender of any right or remedy for a default or breach of any term, covenant, condition or agreement contained in this Agreement shall not be deemed to be a waiver of, or to alter, affect or prejudice, any other right or remedy to which of the Lender may be lawfully entitled for such default or breach. Any waiver by the Lender of the strict observance, performance or compliance with any term, covenant, condition or other matter contained in this Agreement and any indulgence granted, either expressly or by course of conduct by the Lender shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any right or remedy of the Lender under this Agreement as a result of any other default or breach under this Agreement.

6.5   EFFECT OF POSSESSION OR RECEIVER

As soon as the Lender takes possession of any Secured Property or appoints a receiver in accordance with applicable law, all powers, functions, rights and privileges of the Borrower and the directors and officers of the Borrower with respect to the Secured Property shall cease, unless specifically continued by the written consent of the Lender or the receiver.

6.6   LIMITATION OF LIABILITY

The Lender shall not be liable or accountable:

      (a) by reason of any entry into or taking possession of all or any of the Secured Property, to account as mortgagee in possession or for anything except actual receipts, or for any loss on realization or any act or omission for which a secured party in possession might be liable; or

      (b) for any failure to exercise its remedies, take possession of, seize, collect, realize, sell, lease or otherwise dispose of or obtain payment for the Secured Property and shall not be bound to institute proceedings for such purposes or for the purpose of preserving any rights, remedies or powers of the Lender, the Borrower or any other person in respect of same.

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                                      -12-

The Lender shall not by virtue of these presents be deemed to be a mortgagee in possession of the Secured Property. The Borrower releases and discharges the Lender and the receiver from every claim of every nature, whether sounding in damages or not, which may arise or be caused to the Borrower or any person claiming through or under the Borrower by reason or as a result of anything done by the Lender or any successor or assign claiming through or under the Lender or the receiver under the provisions of this Agreement unless such claim be the result of dishonesty or gross neglect.

                                    ARTICLE 7
                                     GENERAL

7.1   EXPENSES

The Borrower shall pay all reasonable costs and expenses (including the reasonable fees and disbursements of legal counsel and other advisors) incurred by the Lender arising in connection with the realization, disposition, retention, protection or collection of any Secured Property and the protection or enforcement of the rights, remedies and powers of the Lender or any receiver and those incurred for perpetual registration of any financing statement registered in connection with the Security Interests. All amounts for which the Borrower is required under this Agreement to reimburse the Lender or any receiver shall, from the date of disbursement until the date the Lender or the receiver receives reimbursement, be deemed advanced to the Borrower by the Lender, shall be deemed to be Obligations secured hereby and shall bear interest at the highest rate per annum charged by the Lender on any of the other Obligations.

In particular, the Borrower agrees to indemnify and save the Lender harmless from all reasonable legal fees and disbursements incurred by the Lender in connection with any enforcement of rights and remedies under this Agreement. This indemnity is independent of and in addition to any right which the Lender may have to seek recovery of costs in any litigation which results in respect of this Agreement and is intended to ensure that the Lender is fully reimbursed for one-hundred percent (100%) of the fees and disbursements which may be reasonably incurred by it and its legal counsel.

7.2   NOTICES

Any notice, consent or approval required or permitted to be given in connection with this Agreement (in this Section referred to as a "NOTICE") shall be in writing and shall be sufficiently given if delivered (whether in person, by courier service or other personal method of delivery), or if transmitted by facsimile or e-mail:

      (a)   in the case of a Notice to the Borrower at:

                  5808 Lake Washington Blvd. NE
                  Suite 300
                  Kirkland, WA 98033 USA

                  Attention:  Benjamin Wolff
                  Fax:        (425) 216-7900

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                                      -13-

      With a copy to:

                  Attention: Law Department
                  Fax:       (425)216-7900

      And with a copy to:

                  Davis Wright Tremaine
                  2600 Century Square
                  1501 Fourth Avenue
                  Seattle, WA 98101-1688 USA

                  Attention: Julie Weston
                  Fax:       (206) 628-7699

      (b)   in the case of a Notice to the Lender at:

                  Bell Canada
                  1000, rue de La Gauchetiere Quest
                  Montreal, Quebec H3B 4Y7

                  Attention: Chief Legal Officer
                  Fax:       (514) 870-4877

Any Notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any Notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

Any party may, from time to time, change its address by giving Notice to the other party in accordance with the provisions of this Section.

7.3   AMENDMENT

No amendment, supplement, modification or waiver or termination of this Agreement and, unless otherwise specified, no consent or approval by any party, shall be binding unless executed in writing by the party to be bound.

7.4   ENUREMENT

This Agreement shall be binding on the Borrower, and its successors (including any successor by reason of amalgamation) and permitted assigns as determined by the provisions of the Credit Agreement and enure to the benefit of the Lender and its successors (including any successor by reason of amalgamation) and assigns.

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                                      -14-

7.5   FURTHER ASSURANCES

The Borrower shall at all times do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and shall provide such further documents or instruments required by the Lender as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming or perfecting the Security Interest and the priority accorded to them by law or under this Agreement.

7.6   EXECUTION AND DELIVERY

This Agreement may be executed by the parties in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

The Borrower acknowledges receiving a copy of this Agreement, and further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

7.7   SECURITY INTERESTS EFFECTIVE IMMEDIATELY

Neither the execution of, nor any filing with respect to, this Agreement shall obligate the Lender to make any advance or loan or further advance, or bind the Lender to grant or extend any credit to the Borrower, but the Security Interests shall take effect forthwith upon the execution of this Agreement by the Borrower.

7.8   STATUTORY WAIVERS

To the fullest extent permitted by law, the Borrower waives all of the rights, benefits and protections given by the provisions of any existing or future statute which imposes limitations upon the powers, rights or remedies of a Lender or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute.

7.9   REASONABLENESS

The Borrower acknowledges that the provisions of this Agreement and, in particular, those respecting rights, remedies and powers of the Lender and any receiver against the Borrower, its business and any Secured Property upon the occurrence of an Event of Default, are commercially reasonable and not manifestly unreasonable.

7.10  DISCHARGE

Upon payment and performance by the Borrower of the Obligations, the Lender shall upon request in writing by the Borrower deliver up this Agreement to the Borrower and shall at the expense of the Borrower cancel and discharge the Security Interests and execute and deliver to the Borrower such documents as shall be requisite to discharge the Security Interests.

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                                      -15-

                           [INTENTIONALLY LEFT BLANK]

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                                      -16-

IN WITNESS OF WHICH the Borrower has duly executed this Agreement.

                                 CLEARWIRE CORPORATION

                                 By: /s/ John Butler
                                     ------------------------------------------
                                     Name:  John Butler
                                     Title: Chief Financial Officer
                                   I/We have authority to bind the Corporation.